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                                                                   EXHIBIT 23.6




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 23, 1996, included in Heartland Wireless Communications, Inc.'s current report on Form 8-K/A-2 dated February 23, 1996 and to all references to our firm included in or made part of this registration statement.




                                    /s/ ARTHUR ANDERSEN LLP
                                    --------------------------------------
                                        ARTHUR ANDERSEN LLP


Phoenix, Arizona,
 February 6, 1997.